                                                                   EXHIBIT 10.43


                          RESTATED SECURITY AGREEMENT
                          ---------------------------

     This RESTATED SECURITY AGREEMENT (this "Agreement") is dated as of August 21, 2000 between STAR SCIENTIFIC, INC., a Delaware corporation ("Debtor"), and BROWN & WILLIAMSON TOBACCO CORPORATION, a Delaware corporation ("Lender").

                             W I T N E S S E T H :

     WHEREAS, Debtor has entered into a Loan Agreement dated October 12, 1999 (the "Loan Agreement") with Lender providing for a loan in the amount of $13,200,000 under Credit Facility A, and subject to the fulfillment of certain conditions, a subsequent loan in the amount of $8,800,000 under Credit Facility B to be made to Debtor by Lender;

     WHEREAS, Debtor and Lender executed and delivered a Security Agreement dated December 16, 1999 (the "Security Agreement") to secure the repayment of obligations arising under the Loan Agreement.

     WHEREAS, Debtor, Lender and Star Tobacco and Pharmaceuticals, Inc. ("Star Tobacco") have entered into a Restated Loan Agreement of like date as this Agreement (the "Restated Loan Agreement") pursuant to which, inter alia, Lender
                                                             ----- ----
will make a $4,950,000 loan to Star Tobacco which is denoted herein as Credit Facility C and which also documents monies previously advanced by Lender to Debtor as a Leaf Purchase Advance as Credit Facility D. Debtor has executed and delivered to Lender a guaranty of like date of this agreement pursuant to which Debtor has guaranteed the payment of Lender's loan to Star Tobacco;

     WHEREAS, it is a condition precedent to the obligations of the Lender under the Restated Loan Agreement that Debtor enter into this Restated Security Agreement which amends, modifies and restates in its entirety the Security Agreement; and

     WHEREAS, Debtor and Lender have agreed that Star will grant Lender a security interest in certain of its assets.

     NOW, THEREFORE, in consideration of the loan contemplated by the Loan Agreement and in order to induce Lender to enter into the Restated Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees with Lender as follows:

SECTION 1.  Definitions
            -----------

     1.1  Certain Defined Terms. Unless otherwise defined herein, all
          ---------------------
capitalized terms used herein shall have the respective meanings given to such terms in the Restated Loan Agreement or in Exhibit A annexed hereto.
                                           ---------

     1.2  Other Definition Provisions.  References to "Sections", "subsections",
          ---------------------------
"Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in Exhibit A may, unless the context
                                      ---------
otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.

SECTION 2.  Grant of Security Interests
            ---------------------------

     In order to secure the prompt and complete payment and performance of the Secured Obligations in accordance with the terms thereof, Debtor hereby grants to Lender, a purchase money continuing first priority security interest in and to all right, title and interest of Debtor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

     (A)  Barns;

     (B)  Leaf Inventory;

     [***]

     (F) Proceeds of all or any of the property described in subparts (A) - (E) above.

SECTION 3.  Security for Secured Obligations
            --------------------------------

     This Agreement secures the prompt and complete payment and performance of the obligations of Debtor hereunder and under the Restated Loan Agreement, the Star Guaranty, and Other Loan Documents to which it is a party, now or hereafter existing, and all renewals, extensions and restructurings of any of the above (all such debts, obligations and liabilities of Debtor being collectively referred to herein as the "Secured Obligations".

SECTION 4.  Representations and Warranties
            ------------------------------

     Debtor represents and warrants as follows:

     4.1  Binding Obligation. This Agreement constitutes the legal, valid and
          ------------------
binding obligation of Debtor, enforceable against Debtor in accordance with its terms.

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     4.2  Location of Equipment and Inventory. All of the Equipment and
          -----------------------------------
Inventory is located at the places specified on Schedule I.  The Barns
                                                ----------
comprising a part of the Equipment are mobile and will be located in one or more of the following states: Virginia, North Carolina, South Carolina, Georgia and Florida. Debtor will annually and, upon request from Lender, promptly within ten (10) Business Days inventory the Collateral and provide Lender with the current location and serial numbers of the Barns. Upon the occurrence of an Event of Default, Debtor will within ten (10) Business Days assemble the Collateral at a location designated by Lender.

     4.3  Ownership of Collateral. Debtor owns the Collateral free and clear of
          ------------------------
any Lien.

     4.4  Office Locations; Fictitious Names. The principal place of business,
          ----------------------------------
the chief executive office and the office where Debtor keeps its books and records are located at the places specified in subpart A of Schedule I. All other locations of Collateral are specified in subpart B of Schedule I. If any location specified on Schedule I is not owned by Debtor, the name and address of the owner of such property is set forth opposite such location. Debtor does not do business and has not done business during the past five years under any corporate name, trade-name or fictitious business name except as disclosed on
Schedule II.

     4.5  Perfection. This Agreement creates a valid first priority security
          ----------
interest in the Collateral, securing the payment of the Secured Obligations.

SECTION 5.  Further Assurances; Covenants
            -----------------------------

     5.1  Other Documents and Actions.  Debtor will, from time to time,
          ---------------------------
promptly execute and deliver all further instruments and documents and take all further action that may be necessary, or that Lender may reasonably request, in order to perfect and protect the Security Interests granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Debtor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as Lender may reasonably request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby; (b) during normal business hours and, prior to the occurrence of an Event of Default, upon two (2) Business Days' prior notice from Lender, allow inspection of the Collateral other than the Patents and Know-How by Lender or persons designated by Lender, and (c) upon Lender's request, appear in and defend any action or proceeding that may affect Debtor's title to, or the Security Interests of the Lender in, the Collateral.

     5.2  Lender Authorized. Debtor hereby authorizes Lender to file one or more
          -----------------
financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral and reflecting the terms of this Agreement without the signature of Debtor to the extent permitted by law.

     5.3  Corporate or Name Change.  Without the prior written consent of
          ------------------------
Lender, Debtor will not change Debtor's name.

     5.4  Business Locations.  Debtor will give Lender thirty (30) days prior
          ------------------
written notice of any change in Debtor's chief place of business, of any new location of business, and of any new location for any of the Collateral. With respect to any new location (which in any event shall be within the continental United States), Debtor will execute such documents and take such actions as Lender deems necessary to perfect and protect the Security Interests.

     5.5  Instruments.  Upon the occurrence and during the continuance of an
          -----------
Event of Default (i) Debtor will deliver and pledge to Lender all Instruments duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Lender and (ii) Debtor will mark conspicuously all chattel paper with a legend, in form and substance reasonably satisfactory to Lender, indicating that such chattel paper is subject to the Security Interests and will, upon Lender's request from time to time, deliver possession thereof to Lender.

     5.6  Certificates of Title. Upon Lender's request, Debtor shall promptly
          ---------------------
deliver to Lender any and all certificates of title, applications for title or similar evidence of ownership of all Equipment and shall cause Lender to be named as lienholder on any such certificate of title or other evidence of ownership. Debtor shall not permit any Equipment to become a fixture to real estate.

     5.7  Collateral Description. Debtor will furnish to Lender, from time to
          ----------------------
time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

     5.8  No Transfer/Assignment.  Debtor shall not sell, assign, transfer,
          ----------------------
convey or otherwise dispose of any of the Collateral other than immaterial dispositions in the ordinary course of business of items replaced with items of equal or greater value, nor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or security interest in or upon any of the Collateral except in favor of the Lender. Notwithstanding the foregoing, so long as no Event of Default (which when used herein shall have the meaning ascribed to such term in the Loan Agreement) has occurred and is continuing, Debtor shall have the exclusive, nontransferable right and license to use the Intellectual Property and the exclusive right to grant to other Persons licenses and sublicenses with respect to the Intellectual Property.

     5.9  Taxes.  Debtor shall, at its cost and expense, pay when due all taxes,
          -----
charges and assessments against any of the Collateral, except those contested in good faith by appropriate proceedings with timely payment of any amounts due prior to delinquency, and all rent due on any and all premises where the Collateral may be located.

     5.10 Defense of Claims.  Debtor shall, at its cost and expense, defend
          -----------------
against all actions, claims and demands affecting the Collateral, the Security Interest or Debtors' or

Lender's right, title, interest or benefit in or to the Collateral; Debtors shall give Lender notice of any such action, claim or demand promptly and in any event within five (5) days;

     5.11 Maintenance.  Debtor shall maintain the Collateral in good condition,
          -----------
ordinary wear and tear resulting from its intended use excepted.

SECTION 6.  Lender Appointed Attorney-in-Fact
            ---------------------------------

     Debtor hereby irrevocably appoints Lender as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor, Lender or otherwise, from time to time after the occurrence and during the continuance of an Event of Default in Lender's discretion to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a)  to obtain and adjust insurance required to be paid to Lender;

     (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above;

     (d) to file any claims or take any action or institute any proceedings that Lender may reasonably deem necessary for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral;

     (e) to pay or discharge taxes or Liens, levied or placed upon or threatened in writing against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Lender in its sole discretion;

     (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts and other documents (including without limitation financing statements, continuation statements and other documents necessary or advisable to perfect the Security Interests) relating to the Collateral; and

     (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Debtor's expense, at any time or from time to time, all acts and things that Lender reasonably deems necessary to protect, preserve or realize upon the Collateral.

Debtor hereby ratifies and approves all acts of Lender made or taken pursuant to this Section 7. Neither Lender nor any person designated by Lender shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law excluding gross negligence and willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Agreement shall remain in force.

SECTION 7.  Remedies
            --------

     If any Event of Default shall have occurred and be continuing, Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (a) require Debtor to, and Debtor hereby agrees that it will, at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender; (b) without notice or demand or legal process, except as otherwise required by law, enter upon any premises of Debtor and take possession of the Collateral; and (c) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at the Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute commercially reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted. The information contained in Exhibit B is confidential information of the Debtor and is subject to the provisions of: (i) a Confidentiality Agreement between Lender and Star Scientific, Inc. and (ii) confidentiality provisions of the Master Agreement (collectively, the "Confidentiality Provisions") but none of such Confidentiality Provisions shall be applicable to the Intellectual Property Collateral in the event Lender is entitled to foreclose upon or sell the Intellectual Property Collateral pursuant to the provisions of this Agreement.

SECTION 8.  Limitation on Duty of Lender with Respect to Collateral
            -------------------------------------------------------

     Lender shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee of Lender) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto except for Lender's gross negligence or willful misconduct. Lender shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Lender in good faith.

SECTION 9.   Application of Proceeds
             -----------------------

     Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in any of Debtor's accounts shall be applied as set forth in Section 7.01 of the Restated Loan Agreement: first, to all fees, costs and expenses incurred by Lender with respect to the Loan Agreement, the Other Loan Documents or the Collateral; second, to accrued and unpaid interest on the Secured Obligations (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts); third, to the principal amounts of the Secured Obligations outstanding; and fourth, the surplus, if any, to Debtor.

SECTION 10.  Expenses
             --------

     Upon the occurrence and during the continuance of any Event of Default, all costs and expenses (including attorneys' fees, legal expenses and court costs) incurred by Lender in enforcing or protecting the Security Interests or any of its remedies under this Agreement shall be payable by Debtor on demand, shall constitute Secured Obligations, shall bear interest until paid at the highest rate provided in the Loan Agreement and shall be secured by the Collateral.

SECTION 11.  Termination of Security Interests: Release of Collateral
             ---------------------------------  ---------------------

     Upon payment in full of all Secured Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to Debtor. Upon such termination of the Security Interests or release of any Collateral, Lender will, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION 12.  Reinstatement.
             -------------

     Notwithstanding the provisions of Section 11, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Lender in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Debtor or upon the appointment of any intervenor or conservator of, or trustee or similar official for any Debtor or any substantial part of its properties, or otherwise, all as though such payments had not been made.

SECTION 13.  Notices
             -------

     All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provisions of the Loan Agreement.

SECTION 14.  Successors and Assigns
             ----------------------

     This Agreement is for the benefit of Lender and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations as permitted under the Loan Agreement, the rights hereunder, to the extent applicable to the Secured Obligations so assigned, may be transferred with such Secured Obligations. This Agreement shall be binding on Debtor and its successors and assigns.

SECTION 15.  Changes in Writing
             ------------------

     No amendment, modification, termination or waiver of any provision of this Agreement or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of Lender and Debtor.

SECTION 16.  Applicable Law
             --------------

     Except as otherwise provided for herein, this Agreement shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the Commonwealth of Virginia, without regard to conflicts of laws principles.

SECTION 17.  Failure or Indulgence Not Waiver: Remedies Cumulative
             -----------------------------------------------------

     No failure or delay on the part of Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 18.  Headings
             --------

     Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 19.  Counterparts
             ------------

     This Restated Security Agreement and any amendments, waivers, consents, or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

SECTION 20.  Amendment and Ratification
             --------------------------

     The Security Agreement as hereby modified and amended by this Agreement is confirmed, ratified and remains in full force and affect.


                           [SIGNATURE PAGE FOLLOWS]

                SIGNATURE PAGE FOR RESTATED SECURITY AGREEMENT
                ----------------------------------------------


     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day first written above.

STAR SCIENTIFIC, INC.                        BROWN & WILLIAMSON TOBACCO
                                             CORPORATION



By: ______________________________           By:_____________________________
Name:                                        Name:
Title:                                       Title: